Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Reisner, Co-Chief Executive Officer and Co-President of ICON Capital, LLC, the Manager of the Registrant, in connection with the Annual Report of ICON Income Fund Ten, LLC (the “LLC”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the LLC.

Date: March 19, 2013

/s/ Michael A. Reisner

Michael A. Reisner

Co-Chief Executive Officer and Co-President

ICON Capital, LLC

Manager of ICON Income Fund Ten, LLC